Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

RS High Yield Bond VIP Series

Supplement to Prospectus Dated May 1, 2008

Effective immediately, Leslie Barbi, Marc Gross, and Howard G. Most are members of the investment management team of RS High Yield Bond VIP Series.

Information regarding Ms. Barbi and Messrs. Gross and Most is added to the section “Portfolio Manager” beginning on page 14 of the Prospectus as follows:

Leslie Barbi has been a member of the investment management team of RS High Yield Bond VIP Series since July 2008. She is a managing director and head of public fixed income at Guardian Life. Ms. Barbi is the primary top-down strategist for the Series’ investment team, responsible for providing assessments of the economy and providing oversight of portfolio construction and risk management. Her previous investment management experience includes serving as managing director of fixed income at Goldman Sachs Asset Management from July 2001 through March 2003, where she served as a member of the investment strategy group and head of U.S. investment grade corporates. Previously, Ms. Barbi was portfolio manager and executive vice president of fixed income at Pacific Investment Management Co., from July 1993 to February 2001. Ms. Barbi holds an A.B. from Harvard University and an M.B.A. from the University of Chicago Graduate School of Business.

Marc Gross has been a member of the investment management team of RS High Yield Bond VIP Series since July 2008. He is a senior director of Guardian Life. Mr. Gross is responsible for issuer and security selection for the Series, as well as industry allocations. Prior to joining Guardian Life as a senior credit analyst in October 2005, Mr. Gross was employed by Clinton Group, an investment adviser to hedge funds and other sophisticated clients, where he had responsibility for high yield and distressed credit analysis, idea generation and trade execution. From 2002 to 2004, Mr. Gross worked as a senior analyst at RBC Dain Rauscher, where he focused on special situations research and trading in high yield securities. Mr. Gross holds a B.A. in history from the University of North Carolina at Chapel Hill and an M.B.A. in finance from the New York University Stern School of Business.

Howard G. Most has been a member of the investment management team of RS High Yield Bond VIP Series since July 2008. He is a managing director and head of fixed income credit research at Guardian Life. Mr. Most is the head of research for the Series’ investment team, responsible for overseeing the analyst team that provides the investment research that is used in making industry, issuer, and security selections. Mr. Most has over 20 years of investment experience, and is responsible for oversight of the credit analyst team at Guardian Life. Prior to joining Guardian Life in 1998, Mr. Most was a managing director at Salomon Smith Barney, having earlier been at UBS Securities and Drexel Burnham Lambert. Mr. Most began his bond research career at Moody’s Investors Service and Standard & Poor’s Corporation. Mr. Most received a B.A. from City College of New York, a J.D. from Fordham University, and an M.B.A. from Columbia University.

Effective immediately, Ho Wang is no longer the portfolio manager of RS High Yield Bond VIP Series. All references to Mr. Wang are hereby removed.

July 24, 2008

RS VARIABLE PRODUCTS TRUST

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED MAY 1, 2008

The sub-section entitled “Portfolio Managers” in the “INVESTMENT ADVISORY AND OTHER SERVICES” section of the SAI is amended to include the following information under the sub-heading indicated.

Under “Other Accounts” on page 45, the table that provides the number of other accounts managed by the portfolio managers of the Series and the total assets of such accounts is updated to include the following information, which is stated as of June 30, 2008:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)
Leslie Barbi	2	$136,118	0	$0	2	$395,558
Marc Gross	2	$136,118	0	$0	2	$395,558
Howard G. Most	2	$136,118	0	$0	2	$395,558

Effective immediately, Ho Wang is no longer the portfolio manager of RS High Yield Bond VIP Series. All references to Mr. Wang are hereby removed.

July 24, 2008